                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar9                                 WEIGHTED AVERAGE PC RATE:    3.67131%
POOL NUMBER:  Group 1 = 1889
____________________________________________________________________________________________

ISSUE DATE:  07/26/2002
CERTIFICATE BALANCE AT ISSUE:    $872,554,785.81

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1672                         $852,475,734.98
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $327,657.50
Unscheduled Principal Collection/Reversals                           $984,264.20
Liquidations-in-full                                      13       $6,683,818.84
Net principal Distributed                                          $7,995,740.54     ($7,995,740.54)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1659                         $844,479,994.44

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,358,912.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $750,831.81

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,603,820.98

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar9                                 WEIGHTED AVERAGE PC RATE:    3.67131%
POOL NUMBER:  Group 1 = 1889
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $7,995,740.54     $2,608,080.44             $0.00     $2,608,080.44             $0.00    $10,603,820.98

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,350,836.00             $0.00             $0.00             $0.00     $9,350,836.00
Bankruptcy Bond
   Single-Units           $199,761.00             $0.00             $0.00             $0.00       $199,761.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $29,944,668.00             $0.00             $0.00             $0.00    $29,944,668.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    8      $4,415,235.47         1        $482,111.15         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 11/25/2002 are as follows:

                Class       Class Principal Balance
                IB1               $13,068,955.61
                IB2                $6,534,477.79
                IB3                $6,534,477.79
                IB4                $5,662,748.10
                IB5                $1,742,460.84
                IB6                $3,486,605.05
                              __________________
                Total             $37,029,725.19
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2002):

SERIES:  2002-ar9               POOL NUMBER:  Group 1 = 1889

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $844,479,994.44**        $4,897,346.62***        $4,415,235.47***
Number:                         1688                      9                       8
% of Pool:                    100.00%                  0.58%                   0.52%
(Dollars)
% of Pool:                    100.00%                  0.53%                   0.47%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $482,111.15***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.06%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.06%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2002 scheduled payments and October 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2002.

Trading Factor, calculated as of distribution date : 0.56402695.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2002, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar9                                 WEIGHTED AVERAGE PC RATE:    4.01300%
POOL NUMBER:  Group 2 = 1890
____________________________________________________________________________________________

ISSUE DATE:  07/26/2002
CERTIFICATE BALANCE AT ISSUE:    $624,678,623.78

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1216                         $601,285,680.75
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   ($224,905.24)
Unscheduled Principal Collection/Reversals                           $405,846.69
Liquidations-in-full                                      10       $6,884,028.00
Net principal Distributed                                          $7,064,969.45     ($7,064,969.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1206                         $594,220,711.30

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,829,843.18

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $819,043.50

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,075,769.13

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar9                                 WEIGHTED AVERAGE PC RATE:    4.01300%
POOL NUMBER:  Group 2 = 1890
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $7,064,969.45     $2,010,799.68             $0.00     $2,010,799.68             $0.00     $9,075,769.13

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,350,836.00             $0.00             $0.00             $0.00     $9,350,836.00
Bankruptcy Bond
   Single-Units           $199,761.00             $0.00             $0.00             $0.00       $199,761.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $29,944,668.00             $0.00             $0.00             $0.00    $29,944,668.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,592,592.36         1        $733,161.52         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 11/25/2002 are as follows:

                Class       Class Principal Balance
                IIB1               $9,381,315.96
                IIB2               $5,315,411.58
                IIB3               $4,064,903.18
                IIB4               $5,628,789.58
                IIB5               $1,250,508.40
                IIB6               $2,503,643.74
                              __________________
                Total             $28,144,572.44
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2002):

SERIES:  2002-ar9               POOL NUMBER:  Group 2 = 1890

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $594,220,711.30**        $3,325,753.88***        $2,592,592.36***
Number:                         1239                      7                       6
% of Pool:                    100.00%                  0.56%                   0.44%
(Dollars)
% of Pool:                    100.00%                  0.56%                   0.48%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $733,161.52***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.12%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.08%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2002 scheduled payments and October 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2002.

Trading Factor, calculated as of distribution date : 0.39687914.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2002, and unscheduled prepayments in months prior to November ) can be calculated.